UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 12, 2024

Denali Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38311	46-3872213
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
161 Oyster Point Blvd.
South San Francisco, California 94080
(Address of principal executive offices, including zip code)

(650) 866-8548
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DNLI	NASDAQ Global Select Market

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2024, the Board of Directors (the “Board”) of Denali Therapeutics Inc. (the “Company”), acting upon the recommendation of the Board’s Corporate Governance and Nominating Committee, approved and adopted amended and restated bylaws (as so amended and restated, the “Amended and Restated Bylaws”), which became effective upon such approval and adoption. Such amendments were adopted in connection with a periodic review of the Company’s bylaws, to conform with Securities and Exchange Commission rules regarding universal proxy cards, and to enhance corporate governance in light of recent developments in Delaware law.

The Amended and Restated Bylaws, among other things:
•update and revise the advance notice procedures for the nomination of directors and the proposal of other business at stockholder meetings, including (without limitation) by adding a requirement that a stockholder seeking to nominate director(s) at a meeting of stockholders provide to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, no later than five business days before the meeting, and by requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;
•revise certain additional procedures related to stockholder meetings to conform to the current provisions of the Delaware General Corporation Law (the “DGCL”), including but not limited to provisions relating to delivery of notices of stockholder meetings, quorum, communications regarding adjourned stockholder meetings, conduct of business at meetings, and the preparation of the stockholder list in connection with stockholder meetings;
•update various provisions regarding directors, Board committees, and officers, including but not limited to requirements for action by written consent of the Board and officer authority; and
•make various updates throughout to conform to current Delaware law (including the DGCL) and to make ministerial changes, clarifications, and other conforming revisions.
The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Denali Therapeutics Inc., effective November 12, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI THERAPEUTICS INC.

Date:	November 18, 2024	By:	/s/ Alexander O. Schuth
Alexander O. Schuth, M.D.
Chief Operating and Financial Officer